Van Kampen Massachusetts Value Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                        November 1, 2005 - April 30, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Massac  11/04    -     $100.0 $50,000  1,000,    2.00%  1.53%   Lehman  Lehman
husett   /05             0      ,000     000                    Brothe  Brothe
   s                                                             rs,      rs
Housin                                                           A.G.
   g                                                            Edward
Financ                                                           s &
   e                                                            Sons,
Agency                                                          Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.

                                                                Lehman
                                                                Brothe
                                                                 rs,
Massac  12/08    -     $100.0 $18,025  1,000,    5.55%  1.48%    A.G.   Lehman
husett   /05             0      ,000     000                    Edward  Brothe
   s                                                             s &      rs
Housin                                                          Sons,
   g                                                            Inc.,
Financ                                                          Goldma
   e                                                              n,
Agency                                                          Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.

                                                                Citigr
                                                                 oup,
                                                                Bear,
Massac  3/3/0    -     $106.0 $486,32  3,000,    0.62%  4.24%   Stearn    UBS
husett    6              6     0,000     000                     s &
   s                                                             Co.
 Water                                                          Inc.,
Resour                                                          JPMorg
  ce                                                              an
Author                                                          Securi
  ity                                                           ties,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                 ates
                                                                 UBS
                                                                Securi
Massac                                                           ties
husett  3/8/0    -     $100.0 $70,210  1,000,    1.42%  1.41%    LLC,     UBS
   s      6              0      ,000     000                    JPMorg
Housin                                                            an
   g                                                            Securi
Financ                                                           ties
   e                                                            Inc.,
Agency                                                          Lehman
                                                                Brothe
                                                                 rs,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 Loop
                                                                Capita
                                                                  l,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Piper
                                                                Jaffra
                                                                  y